OCEAN STATE TAX EXEMPT FUND

                           Report of the President
                              October 31, 2001

      Though time may never heal all the wounds inflicted on September 11th, we are witnessing how a proud nation has united to support those effected and are confident that the terrorists will ultimately fail in their efforts to subdue the civilized world.

      Even before the attacks we were experiencing an economic slowdown and a faltering stock market, causing a flight to safer investments. Ironically, all this negative activity proved to be good news for bond investors. The bond market is poised to outperform stocks for the second consecutive year, a feat which has not been repeated since the recession of 1981-1982.

      Bond markets and your investment in the Ocean State Tax Exempt Fund ("the Fund") have benefited from the Federal Reserve's aggressive efforts to drop rates and spur the U.S. economy. During the fiscal year ended October 31, 2001 the Fund's net asset value rose from $10.25 to $10.55 resulting in a total rate of return on net asset value of 7.63%. That compares favorably to the S&P 500 Index which experienced a loss of -25.43% during the same period. The Fund's dividend distribution held steady as the dividend per share dipped slightly from $0.49 to $0.48. Despite the fall in interest rates the Fund continues to provide a high level of current income, exempt from Federal income tax and Rhode Island income tax, as is consistent with preservation of principal.

      Has the recovery in the U.S. economy begun? We believe and hope so. However, what is clear is that we are nearing the end of interest rate cuts, which are now at historic lows. Economic stimulus packages are still being debated in Congress and the ultimate outcome is still unclear. Inflation, the scourge of bond investors, is still benign.

      What does this economy mean for the Ocean State Tax Exempt Fund next year? In anticipating the economy to rebound it could spell a reversal in the direction of interest rates. This past year's gain in bonds may moderate depending upon how the Fed acts in an improving economic environment.

      Where do we aim to guide the Fund in 2002? This past year the Fund has shortened it's average maturity to 11.2 years while boosting the percentage of Aaa/AAA holdings up to 71.55%. These steps should help reduce the Fund's downside volatility in a rising rate environment. Due to accelerating calls in the portfolio it's proved difficult to replace higher coupon bonds with comparable new bonds without paying a hefty premium. We are working to balance investor's desire for income versus maximizing the Fund's total return.

      We recognize and appreciate your confidence in this Fund and we will work diligently to maintain your trust in the Fund. We wish you all the best for 2002.

                                       Very truly yours,

                                       /s/ Alfred B. Van Liew

                                       Alfred B. Van Liew
                                       President and Chairman of the
                                       Board of Trustees

                         OCEAN STATE TAX EXEMPT FUND
                        INVESTMENT PERFORMANCE REVIEW
                           as of October 31, 2001
                                 (unaudited)

                                                    Prior
                           November 1, 2000      Fiscal Year     November 1, 1996   November 1, 1991
                               through              Ended            through            through
                           October 31, 2001   October 31, 2000   October 31, 2001   October 31, 2001
                           ----------------   ----------------   ----------------   ----------------

Total Rate of Return(b)
  Based on:
    Net Asset Value               7.63%              6.22%              5.16%              6.26%
    Offering Price                3.30%              1.99%              4.30%              5.83%

                                       As of                 As of
                                  October 31, 2001      October 31, 2000
                                  ----------------      ----------------

30-day Current Yield
  Based on:
    Net Asset Value                     4.23%                 4.33%
    Offering Price                      4.06%                 4.16%

30-day Tax-Equivalent Yield (a)
  Based on:
    Net Asset Value                     7.78%                 7.97%
    Offering Price                      7.47%                 7.65%

      The Ocean State Tax Exempt Fund has placed a high priority on capital preservation while at the same time striving for competitive after-tax investment returns. The Fund has maintained the weighted average maturity of the portfolio at 11.2 years as of October 31, 2001.

      The average quality rating of the investments, in the following table was Aa/AA (Moody's and Standard & Poor's bond rating services).

                         Portfolio Quality Analysis

                                                 % of Total Portfolio
                                                ----------------------
                                                  as of         as of
      Rating                                    10/31/01      10/31/00
      ------                                    --------      --------

      Aaa/AAA                                    71.55%        67.31%
      Aa/AA                                      21.97%        22.45%
      A                                           5.47%         8.61%
      Baa/BBB                                     1.01%         1.63%
      Not Rated                                      0%            0%

      The Fund will continue its policy of seeking the highest tax advantaged yields available, consistent with maintaining quality and diversification objectives.

(a) For 2001, shareholders subject to a combined Federal and State tax rate of 45.70% (39.60% Federal, 25.50% State).
(b)   Past performance is no guarantee of future results.

                         OCEAN STATE TAX EXEMPT FUND
                     STATEMENT OF ASSETS AND LIABILITIES
                           as of October 31, 2001

                                   ASSETS

Investments at value (identified cost $33,115,207)
 (Note 1A)                                                     $35,077,902
Cash                                                               568,494
Interest receivable                                                463,805
Receivable for securities sold                                     513,039
                                                               -----------
      Total Assets                                             $36,623,240

                                 LIABILITIES

Distribution payable to shareholders                           $    48,262
Accrued expenses                                                    11,683
Accrued management fees                                             18,465
Payable for capital stock redeemed                                  14,880
Payable for securities purchased                                   226,648
                                                               -----------
      Total Liabilities                                            319,938
                                                               -----------
      Net Assets                                               $36,303,302
                                                               ===========

Net Assets consist of:
Shares of beneficial interest at par ($.01/share)              $    34,418
Additional paid-in capital (Note 4)                             34,309,092
Accumulated net realized loss on investment transactions            (2,903)
Net unrealized appreciation of investments                       1,962,695
                                                               -----------
Total-Representing Net Assets at Value for 3,441,769
 Shares Outstanding                                            $36,303,302
                                                               ===========

Computation of Net Asset Value & Offering Price:
Net Assets                                                     $36,303,302
Divided by number of shares outstanding                          3,441,769
Net asset value                                                $     10.55
                                                               ===========
Offering price                                                 $     10.99
                                                               ===========

                     See Notes to Financial Statements.

                         OCEAN STATE TAX EXEMPT FUND
                           STATEMENT OF OPERATIONS
                     For the year ended October 31, 2001

Investment Income
Interest income (Note 1B)                                       $2,064,233
Expenses:
  Adviser fees (Note 2)                           127,455
  Administrator fees (Note 2)                      91,040
  Auditing fees                                    33,200
  Transfer agent fees                              47,482
  Legal fees and expenses                          48,832
  Distribution expenses (Note 5)                   17,236
  Trustees fees and expenses                       22,500
  Shareholder reports                               9,133
  Custody                                          24,869
  Pricing fees                                      3,542
  Miscellaneous expenses                            3,106
  Insurance                                         1,550
  Registration fees                                   950
                                                ---------
                                                  430,895
                                                                ----------
      Net Investment Income                                     $1,633,338

Realized and Unrealized Loss on Investments
Net Realized Gain on Investments                    9,957
Net Change in Unrealized Appreciation of
 Investments                                    1,051,825
                                                ---------
Net Realized and Unrealized Gain on
 Investments                                                     1,061,782
                                                                ----------
Net Increase in Net Assets Resulting from
 Operations                                                     $2,695,120
                                                                ==========

                     See Notes to Financial Statements.

                         OCEAN STATE TAX EXEMPT FUND
                     STATEMENTS OF CHANGES IN NET ASSETS

                                                           Fiscal Year           Fiscal Year
                                                              Ended                 Ended
                                                         October 31, 2001      October 31, 2000
                                                         ----------------      ----------------

Increase (Decrease) in Net Assets Resulting from:
Operations:
  Net investment income                                     $ 1,633,338           $ 1,797,894
  Net realized gain on investments                                9,957                28,581
  Change in unrealized appreciation of investments            1,051,825               450,572
                                                            -----------           -----------
  Net increase in net assets resulting from operations        2,695,120             2,277,047

Dividends and distributions to shareholders from:
  Net investment income ($.48 per share in 2001 and $.49
   per share in 2000)                                        (1,633,333)           (1,797,894)
  Net decrease from fund share transactions (Note 4)         (2,284,121)           (2,907,482)
                                                            -----------           -----------
      Total decrease in net assets                           (1,222,334)           (2,428,329)

NET ASSETS:
  Beginning of period                                        37,525,636            39,953,965
                                                            -----------           -----------
  End of period                                             $36,303,302           $37,525,636
                                                            ===========           ===========

                     See Notes to Financial Statements.

                         OCEAN STATE TAX EXEMPT FUND
                            FINANCIAL HIGHLIGHTS
               For a share outstanding throughout each period.

      The following data includes selected data and other performance information derived from the financial statements.

                                            Fiscal      Fiscal      Fiscal      Fiscal      Fiscal
                                            Year        Year        Year        Year        Year
                                            Ended       Ended       Ended       Ended       Ended
                                           10/31/01    10/31/00    10/31/99    10/31/98    10/31/97
                                           --------    --------    --------    --------    --------

Per Share Operating Performance:
Net Asset Value, Beginning of Year          $ 10.25     $ 10.12     $ 10.71     $ 10.69     $ 10.53
Net investment income                           .47         .49         .53         .56         .57
Net realized and unrealized gain (loss)
 on securities                                  .31         .13        (.58)        .03         .16
                                            -------     -------     -------     -------     -------
Total from Investment Operations                .78         .62        (.05)        .59         .73
                                            -------     -------     -------     -------     -------

Less Distributions:
Dividends from net investment income           (.48)       (.49)       (.53)       (.56)       (.57)
                                            -------     -------     -------     -------     -------
Distribution from net realized gains           (.00)       (.00)       (.01)       (.01)       (.00)
                                            -------     -------     -------     -------     -------
Total Distributions                            (.48)       (.49)       (.54)       (.57)       (.57)
                                            -------     -------     -------     -------     -------
Net Asset Value, End of Year                $ 10.55     $ 10.25     $ 10.12     $ 10.71     $ 10.69
                                            =======     =======     =======     =======     =======

Total investment return at Net Asset
 Value (a)                                     7.63%       6.22%       (.66)%      5.46%       6.97%
Ratios and Supplemental Data:
Net Assets, End of Year (000's omitted)     $36,303     $37,526     $39,954     $43,248     $41,626
Ratio of expenses to average net assets        1.19%       1.12%        .94%        .94%        .99%
Ratio of net investment income to average
 net assets                                    4.52%       4.76%       4.91%       5.07%       5.25%
Portfolio turnover                             3.68%       4.71%      13.19%      10.30%       2.27%
Fund expenses per share                         .13         .12         .10         .10         .11
Net investment income per share                 .47         .49         .53         .56         .57

(a)   Total investment return does not reflect sales load.

                     See Notes to Financial Statements.

                         OCEAN STATE TAX EXEMPT FUND
                        NOTES TO FINANCIAL STATEMENTS
                              October 31, 2001

NOTE 1 Significant Accounting Policies

      VLC Trust (the Trust) is a Massachusetts business trust organized on August 1, 1986 and registered under the Investment Company Act of 1940, as amended, as a non diversified, open-end management investment company. The Declaration of Trust permits the Trustees to create additional portfolios (funds). As of October 31, 2001 there is only one fund, Ocean State Tax Exempt Fund (the Fund). The objective of the Fund is to seek to provide as high a level of current income, exempt from Rhode Island and Federal income taxes, as is consistent with preservation of capital. The Fund invests primarily in obligations which pay interest exempt from Rhode Island and Federal income taxes. The Fund commenced operations on December 8, 1986.

      At October 31, 2001, 95.16% of the Fund's net assets are invested in Rhode Island municipal securities. Economic changes effecting the state in certain of its public bodies and municipalities may affect the ability of the issuer to pay the required principal and interest payments of the municipal securities. In order to reduce risk associated with such factors on October 31, 2001, 69.75% of the portfolio of investments have credit enhancements backing them which the Fund relies on, such as: letters of credit, insurance, or guarantees. MBIA provides the largest total enhancements for the Fund, representing 24.82% of the portfolio.

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      A) Security Valuation: Debt securities are valued on the basis of valuations furnished by a pricing service since such valuations are believed to reflect the fair value of such securities. Valuations used by the Fund may be determined without exclusive reliance on quoted prices and take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue and other local market conditions. Securities having an original maturity of less than sixty days are valued at cost adjusted for amortization of premiums and accretion of discounts. Other securities are appraised in good faith at fair value using methods determined by the Trustees and applied on a consistent basis. The Trustees monitor the valuation of the Fund's municipal bonds through receipt of periodic reports from the Adviser.

      B) Security Transactions and Related Investment Income: Security transactions are accounted for on a trade date basis (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. The specific identification method is used for determining net realized gains and losses for both financial statement and Federal income tax purposes.

      C) Federal Income Taxes: The Fund's policy is to comply with the provisions of subchapter M of the Internal Revenue Code available to regulated investment companies and distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for Federal income tax or excise tax is necessary. Dividends paid by the Fund from net interest on tax-exempt municipal bonds are not includable by shareholders as gross income for Federal income tax purposes, because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay tax-exempt interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item to shareholders.

                         OCEAN STATE TAX EXEMPT FUND
                 NOTES TO FINANCIAL STATEMENTS - (Continued)

      D) Distributions to Shareholders: Dividends from net investment income are declared daily and distributed monthly. Capital gains distributions, if any, are declared and distributed annually. For the period ended October 31, 2001, the Fund paid no capital gains. 100% of the income dividends paid by the Fund are exempt from Federal and Rhode Island income taxes.

NOTE 2 Advisory and Administrative Services and Other
       Affiliated Transactions

      Van Liew Capital Inc. is the Adviser and the Administrator to the Fund. The Fund pays Van Liew Capital Inc. at the following annual rates for the adviser and administrator services, respectively:

      .35 and .25 of 1% of the first $200 million of average daily net assets.
      .30 and .20 of 1% of average daily net assets over $200 million.

      The Fund does not pay fees to Trustees affiliated with the Adviser or to any of its officers. The Fund pays Trustees who are not interested persons of the Fund an annual retainer plus $250 per meeting attended. The annual retainer at October 31, 2001 was $2,000.

      Legal fees and expenses of $48,832 were paid to a firm of which the Fund's Secretary is a partner.

      During the year ended October 31, 2001, the Distributor received $12,915 in commissions as a result of Fund share sales.

NOTE 3 Investment Transactions

      During the year ended October 31, 2001 purchases and sales of investment securities, other than short-term investments, aggregated $1,329,326 and $4,231,302, respectively. The aggregate cost of investments for Federal income tax purposes is substantially the same as the aggregate cost for financial statement purposes. At October 31, 2001, gross unrealized appreciation on investment securities was $1,975,006 and gross unrealized depreciation on investment securities was $12,311.

NOTE 4 Shares of Beneficial Interest

      The authorized capital of the Fund consists of unlimited number of shares of beneficial interest with par value of one cent per share. Transactions in shares of beneficial interest and in dollars were as follows:

                                                 Shares           Amount
                                                 ------           ------

   Balance at 10/31/99                          3,949,710      $39,569,641
   Shares sold                                    268,371        2,729,715
   Shares issued in reinvestment of
    dividends                                     105,404        1,067,876
   Shares redeemed                               (662,176)      (6,705,073)
                                                ---------      -----------
   Net decrease                                  (288,402)      (2,907,482)
                                                ---------      -----------
   Balance at 10/31/00                          3,661,309      $36,662,159
                                                =========      ===========
   Shares sold                                    223,460      $ 2,331,246
   Shares issued in reinvestment of
    dividends                                      95,687          998,167
   Shares redeemed                               (538,687)      (5,613,534)
                                                ---------      -----------
   Net decrease                                  (219,540)      (2,284,121)
                                                ---------      -----------
   Balance at 10/31/01                          3,441,769      $34,378,038
                                                =========      ===========

                         OCEAN STATE TAX EXEMPT FUND
                 NOTES TO FINANCIAL STATEMENTS - (Continued)

NOTE 5 Distribution Plan

      The Fund has adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 (the Rule) of the Investment Company Act of 1940 (the Act). The Rule provides in substance that the Fund may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of its shares except pursuant to a plan adopted under the Rule. Under the Plan, the Fund is authorized to pay for the printing of all prospectuses, statements of additional information and reports and notices to shareholders, even those which are not sent to existing shareholders. The Fund paid $17,236 under the Plan during fiscal 2001.

NOTE 6 Change in Accounting Principal

      The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not believe the impact of adopting the new audit guide will have a material impact on the operations of the Fund nor on the financial statements.

NOTE 7 Special Meeting of Shareholders-Unaudited

      On February 22, 2001, a special meeting of shareholders of Ocean State Tax Exempt Fund was held for the purpose of voting on the following matters.

Proposal No. 1: Election of Trustees
      Ms. Mary Ann Altrui, Ms. Meredith A. Curren, Mr. Arthur H. Lathrop and Mr. Lawrence B. Sadwin were elected as trustees. Mr. Alfred B. Van Liew, Mr. Milton C. Bickford, Jr., Mr. Michael E. Hogue, Ms. Alice M. MacIntosh and Mr. John H. St. Sauveur will continue to serve as trustees.

                                  For            Against      Abstain
                                  ---            -------      -------

Alfred B. Van Liew           2,517,169.326      39,645.950       0
Mary Ann Altrui              2,524,141.686      32,673.580       0
Milton C. Bickford, Jr.      2,530,605.526      26,209.750       0
Meredith A. Curren           2,523,210.202      33,605.074       0
Michael E. Hogue             2,530,605.526      26,209.750       0
Aurthur H. Lathrop           2,516,237.842      40,577.434       0
Alice M. MacIntosh           2,527,418.526      29,396.750       0
Lawrence B. Sadwin           2,523,210.202      33,605.074       0
John H. St. Sauveur          2,517,169.326      39,645.950       0

Proposal No. 2: Ratification or Rejection of Selection of Independent
Auditors

      Ernst & Young LLP was elected as the Fund's independent auditors for the fiscal year ending October 31, 2001.

                      For            Against        Abstain
                      ---            -------        -------

                 2,479,840.607      2,545.859      74,428.810


                         OCEAN STATE TAX EXEMPT FUND
                          PORTFOLIO OF INVESTMENTS
                           as of October 31, 2001

                                                                              Ratings
  Principal                                                                   Moody's/            Value
   Amount                                                               Standard & Poor's (b)    (Note 1)
  ---------                                                             ---------------------    --------

MUNICIPAL SECURITIES (96.62%)(a)
Rhode Island General Obligation and Revenue (51.11%)(a)
 $  500,000   Barrington School District 5.00%, 10/1/14                        Aa-3/NR         $   524,375
    120,000   Bristol General Obligation MBIA Insured 6.00%, 12/15/10          Aaa/AAA             122,928
    250,000   Bristol General Obligation MBIA Insured 5.05%, 8/15/06           Aaa/AAA             259,063
    300,000   Burrillville General Obligation MBIA Insured 5.75%, 10/15/17     Aaa/AAA             314,466
    200,000   Burrillville General Obligation FGIC Insured 5.70%, 5/1/11       Aaa/AAA             214,750
     75,000   Central Falls General Obligation 7.90%, 7/1/02                   Baa-3/NR             75,118
    460,000   Cranston General Obligation MBIA Insured 5.00%, 6/15/02          Aaa/AAA             468,473
    165,000   Cumberland General Obligation MBIA Insured 5.70%, 10/1/11        Aaa/AAA             168,506
    175,000   Cumberland General Obligation MBIA Insured 5.70%, 10/1/12        Aaa/AAA             178,719
    300,000   East Providence General Obligation MBIA Insured 5.70%,
               5/15/10                                                         Aaa/AAA             322,875
    135,000   Jamestown General Obligation CGIC Insured 7.00%, 3/15/07         Aaa/AAA             137,211
    250,000   Kent County Water Auth. MBIA Insured 6.35%, 7/15/14              Aaa/AAA             276,250
    355,000   Lincoln General Obligation MBIA Insured 5.50%, 8/15/10           Aaa/AAA             370,190
    300,000   Lincoln General Obligation FGIC Insured 5.60%, 8/1/12            Aaa/NR              319,500
    225,000   Middletown General Oblgation 4.00%, 7/15/12                      Aa-3/NR             227,250
    100,000   Narragansett General Obligation MBIA Insured 5.30%,
               9/15/09                                                         Aaa/AAA             103,520
    210,000   Newport General Obligation MBIA Insured 6.50%, 8/15/06           Aaa/AAA             214,725
     75,000   North Kingstown General Obligation 6.70%, 12/15/05               A-1/NR               85,781
     80,000   North Kingstown General Obligation 6.80%, 12/15/06               A-1/NR               93,400
    120,000   North Providence General Obligation MBIA Insured 6.00%,
               10/1/09                                                         Aaa/AAA             126,137
    250,000   North Smithfield General Obligation FGIC Insured 4.00%,
               10/15/12                                                        Aaa/AAA             247,188
    500,000   Pawtucket General Obligation CGIC Insured 6.00%, 3/15/15         Aaa/AAA             544,375
    500,000   Pawtucket General Obligation CGIC Insured 6.00%, 3/15/11         Aaa/AAA             551,875
    500,000   Pawtucket General Obligation CGIC Insured 6.00%, 3/15/13         Aaa/AAA             548,750
    500,000   Pawtucket General Obligation CGIC Insured 6.00%, 3/15/12         Aaa/AAA             549,375
    200,000   Providence Public Bldg. Auth. FSA Insured 5.10%, 12/15/08        Aaa/AAA             215,750
    150,000   Providence Public Bldg. Auth. MBIA Insured 5.50%, 12/15/13       Aaa/AAA             160,125
    500,000   Providence Public Bldg. Auth. AMBAC Insured 5.125%,
               12/15/14                                                        Aaa/AAA             527,500
    185,000   Providence Public Bldg. Auth. FSA Insured 5.00%, 12/15/18        Aaa/AAA             188,469
    500,000   Providence Redevelopment Auth. AMBAC Insured 5.30%,
               4/1/12                                                          Aaa/AAA             540,000
    100,000   South Kingston General Obligation AMBAC Insured 5.00%,
               11/15/08                                                        Aaa/AAA             103,533
    700,000   Warwick General Obligation MBIA Insured 6.60%, 11/15/06          Aaa/AAA             742,952
     35,000   Westerly Dunn's Corner Fire District Unlimited Tax
               Assessment 7.80%, 6/1/03                                        A-1/NR               37,275

                         OCEAN STATE TAX EXEMPT FUND
                          PORTFOLIO OF INVESTMENTS

                                                                              Ratings
  Principal                                                                   Moody's/            Value
   Amount                                                               Standard & Poor's (b)    (Note 1)
  ---------                                                             ---------------------    --------

MUNICIPAL SECURITIES (96.62%)(a) - (Continued)
Rhode Island General Obligation and Revenue (51.11%)(a) - (Continued)
 $   35,000   Westerly Dunn's Corner Fire District Unlimited Tax
               Assessment 7.85%, 6/1/04                                        A-1/NR          $    38,413
    800,000   Rhode Island Clean Water Pre-refunded U.S. T MBIA Insured
               6.50%, 10/1/06                                                  Aaa/AAA             847,537
    150,000   Rhode Island Clean Water MBIA Insured 5.30%, 10/1/07             Aaa/AAA             163,875
    650,000   Rhode Island Depositors Economic Protection Corp. MBIA
               Insured 6.55%, 8/1/10                                           Aaa/AAA             774,362
    215,000   Rhode Island Depositors Economic Protection Corp. CAPMAC
               Guaranteed 6.375%, 8/1/22                                       Aaa/AAA             258,269
    250,000   Rhode Island Depositors Economic Protection Corp. Escrowed
               to Maturity 5.75%, 8/1/21                                       Baa-1/NR            279,063
    500,000   Rhode Island Economic Development Corp. Airport Revenue
               FSA Insured 5.25%, 7/1/12                                       Aaa/AAA             531,250
    395,000   Rhode Island Economic Development Corp. Airport Revenue
               FSA Insured 5.25%, 7/1/13                                       Aaa/AAA             416,725
    545,000   Rhode Island Economic Development Corp. Airport Revenue
               FSA Insured 5.25%, 7/1/14                                       Aaa/AAA             572,250
    450,000   Rhode Island Economic Development Corp. Airport Revenue
               FSA Insured 5.00%, 7/1/18                                       Aaa/AAA             456,750
    100,000   RI COPS MBIA Insured 5.375%, 10/1/16                             Aaa/AAA             106,500
    300,000   Rhode Island Lease Participation Certificate Shepard Bldg.
               AMBAC Insured 5.125%, 6/1/12                                    Aaa/AAA             315,375
    500,000   Rhode Island Turnpike Authority 5.35%, 12/1/17                   A/A                 506,875
    125,000   Rhode Island Public Building Auth. AMBAC Insured 5.20%,
               2/1/06                                                          Aaa/AAA             130,937
    150,000   Rhode Island Public Building Auth. AMBAC Insured 5.25%,
               2/1/10                                                          Aaa/AAA             155,625
    150,000   Rhode Island Port Auth. Pre-refunded U.S. T AMBAC Insured
               6.50%, 6/1/08                                                   Aaa/AAA             167,438
    500,000   Rhode Island Refunding Bond Authority AMBAC Insured
               5.25%, 2/1/10                                                   Aaa/AAA             540,000
      5,000   Rhode Island General Obligation 7.50%, 6/15/05                   Aa-3/AA-              5,017
    250,000   Rhode Island General Obligation MBIA Insured 5.00%, 9/1/18       Aaa/AAA             255,312
    300,000   Rhode Island General Obligation FGIC Insured 5.125%,
               7/15/14                                                         Aaa/AAA             316,500
    500,000   Rhode Island General Obligation MBIA Insured 5.75%, 8/1/15       Aaa/AAA             562,500
  1,000,000   Rhode Island General Obligation FGIC Insured 5.50%, 9/1/16       Aaa/AAA           1,076,250
    250,000   Rhode Island Cons. Cap. Dev. FGIC Insured 5.00%, 9/1/16          Aaa/AAA             257,813
    250,000   Rhode Island Cons. Cap. Dev. FGIC Insured 5.00%, 9/1/15          Aaa/AAA             260,000
                                                                                               -----------
              Total Rhode Island General Obligation and Revenue                                $18,555,040

                         OCEAN STATE TAX EXEMPT FUND
                          PORTFOLIO OF INVESTMENTS

                                                                              Ratings
  Principal                                                                   Moody's/            Value
   Amount                                                               Standard & Poor's (b)    (Note 1)
  ---------                                                             ---------------------    --------

MUNICIPAL SECURITIES (96.62%)(a) - (Continued)
Rhode Island General Obligation and Revenue (28.40%)(a)
 $  150,000   Board of Governors CGIC Insured 6.125%, 9/15/10                  Aaa/AAA         $   158,268
    195,000   Board of Governors CGIC Insured 6.15%, 9/15/11                   Aaa/AAA             205,789
    100,000   University of Rhode Island AMBAC Insured 5.20%, 9/15/15          Aaa/AAA             104,750
    300,000   University of Rhode Island AMBAC Insured 5.20%, 9/15/16          Aaa/AAA             313,125
    220,000   Brown University 5.40%, 9/1/18                                   Aa-1/AA+            222,376
    125,000   Brown University 6.00%, 9/1/10                                   Aa-1/AA+            125,384
    100,000   Brown University 4.75%, 9/1/12                                   Aa-1/AA+            103,500
    200,000   Brown University 5.90%, 9/1/14                                   Aa-1/AA+            214,500
    400,000   Brown University 5.00%, 9/1/19                                   Aa-1/AA+            404,500
    400,000   Bryant College MBIA Insured 6.50%, 6/1/05                        Aaa/AAA             417,028
    100,000   Bryant College MBIA Insured 5.95%, 6/1/07                        Aaa/AAA             103,947
    100,000   Bryant College MBIA Insured 6.20%, 6/1/13                        Aaa/AAA             104,088
    355,000   Roger Williams College Connie Lee Insured Pre-refunded
               U.S. T 6.50%, 11/15/08                                          Aaa/AAA             378,313
    195,000   Roger Williams College Connie Lee Insured 6.50%, 11/15/08        Aaa/AAA             206,768
    355,000   Roger Williams College Connie Lee Insured Pre-refunded
               U.S. T 6.625%, 11/15/11                                         Aaa/AAA             378,764
    195,000   Roger Williams College Connie Lee Insured 6.625%,
               11/15/11                                                        Aaa/AAA             207,014
  1,000,000   South County Hospital Pre-refunded U.S. T 7.25%, 11/1/11         NR/AAA            1,010,000
    500,000   Salve Regina College Connie Lee Insured 6.25%, 3/15/13           NR/AAA              532,500
    300,000   Salve Regina College Pre-refunded U.S. T Connie Lee Insured
               6.30%, 3/15/20                                                  NR/AAA              319,875
    525,000   Johnson & Wales College Connie Lee Insured 5.75%, 4/1/12         NR/AAA              556,500
    750,000   Johnson & Wales College MBIA Insured 5.00%, 4/1/29               Aaa/AAA             743,437
    500,000   St. Antoine Residence Pre-refunded U.S. T. 6.75%, 11/15/18       Aa-3/NR             554,375
    500,000   St. Antoine Residence LOC-Allied Irish Bank 6.125%,
               11/15/18                                                        Aa-3/NR             531,250
    575,000   Kent County Hospital MBIA Insured 7.00%, 7/1/10                  Aaa/AAA             590,410
    200,000   Memorial Hospital MBIA Insured 6.50%, 7/1/04                     Aaa/AAA             209,164
    400,000   Miriam Hospital Pre-refunded U.S. T 6.35%, 4/1/08                NR/A                430,500
    300,000   Rhode Island Hospital FGIC Insured 6.70%, 8/15/04                Aaa/AAA             309,750
    600,000   Women & Infants Hospital CGIC Insured 6.55%, 9/1/13              Aaa/AAA             631,128
    100,000   United Methodist Elder Care LOC-Fleet Bank 7.50%, 11/1/14        NR/A                108,125
    125,000   New England Tech Inst. Connie Lee Insured 6.00%, 3/1/15          NR/AAA              135,000
                                                                                               -----------
              Total Rhode Island Health & Education Building Corporation                       $10,310,128

                         OCEAN STATE TAX EXEMPT FUND
                          PORTFOLIO OF INVESTMENTS

                                                                              Ratings
  Principal                                                                   Moody's/            Value
   Amount                                                               Standard & Poor's (b)    (Note 1)
  ---------                                                             ---------------------    --------

MUNICIPAL SECURITIES (96.62%)(a) - (Continued)
Rhode Island Housing & Mortgage Finance Corporation (14.92%)(a)
 $    5,000   9.30%, 7/1/04, FGIC Insured                                      Aaa/AAA         $     5,002
    200,000   5.65%, 10/1/07                                                   NR/A                207,250
    300,000   7.60%, 10/1/20                                                   NR/A                304,482
    200,000   5.70%, 4/1/15                                                    Aa-2/AA+            210,500
    400,000   5.00%, 10/1/16                                                   Aa-2/AA+            412,500
    500,000   5.75%, 4/1/17                                                    Aa-2/AA+            516,250
    200,000   6.25%, 4/1/17                                                    Aa-2/AA+            210,500
    105,000   7.95%, 10/1/20                                                   NR/A                105,644
     30,000   7.55%, 10/1/22                                                   Aa-2/AA+             30,600
    300,000   6.50%, 10/1/22                                                   Aa-2/AA+            309,357
  1,170,000   6.70%, 10/1/15                                                   Aa-2/AA+          1,241,662
    250,000   5.40%, 10,1/16                                                   Aa-2/AA+            260,625
    500,000   6.15%, 4/1/17                                                    Aa-2/AA+            525,000
    750,000   5.40%, 10/1/17                                                   Aa-2/AA+            769,687
    300,000   6.50%, 4/1/27                                                    Aa-2/AA+            308,925
                                                                                               -----------
              Total Rhode Island Housing & Mortgage Finance Corporation                        $ 5,417,984

Rhode Island Industrial Facilities Corporation (0.72%)(a)
 $  250,000   Mobil Oil 6.00%, 11/1/14                                         Aaa/AAA         $   261,625
                                                                                               -----------
              Total Rhode Island Industrial Facilities Corporation                             $   261,625
                                                                                               -----------
              TOTAL RHODE ISLAND BONDS (95.16%)(a)                                             $34,544,777
                                                                                               ===========

Puerto Rico Bonds (1.47%)(a)
 $  500,000   Puerto Rico Municipal Finance Auth. FSA Insured, 5.50%,
               7/1/17                                                          Aaa/AAA         $   533,125
                                                                                               -----------
              TOTAL PUERTO RICO BONDS (1.47%)(a)                                               $   533,125
                                                                                               -----------
              TOTAL INVESTMENTS (Cost $33,115,207)(91.22%)(a)                                  $35,077,902
                                                                                               ===========

                         OCEAN STATE TAX EXEMPT FUND
                   PORTFOLIO OF INVESTMENTS - (Continued)

(a) Percentages indicated are based on net assets of $36,303,302 at October 31, 2001 (total investments plus cash and receivables less liabilities) which corresponds to a net asset value per share of $10.55.
(b) These municipal securities meet the four highest ratings assigned by Moody's Investors Service, Inc. or Standard & Poor's Corp. or where not rated, are determined by the Fund to be of comparable quality within the guidelines approved by the directors. The ratings indicated are the most current available and are unaudited. When bonds are rated differently by Moody's and S&P, the higher rating has been reported. The rating NR means it is not rated by Moody's or S&P. Certain securities have credit enhancement features backing them. Without these enhancement features the securities may or may not meet the quality standards of other securities purchased by the Fund. (See
      Note 1)
(c)   Abbreviations used:
         AMBAC-American Municipal Bond Assurance Corp.
          CGIC-Capital Guaranty Insurance Co.
          FGIC-Financial Guaranty Insurance Co.
           FSA-Financial Security Assurance Inc.
          MBIA-Municipal Bond Investors Assurance Corp.
           LOC-Letter of Credit
           BIG-Bond Investors Guaranty (subsidiary of MBIA)
           SBA-Small Business Administration
        CAPMAC-Capital Markets Assurance Corp.

                     See Notes to Financial Statements.

                         OCEAN STATE TAX EXEMPT FUND

              REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of VLC Trust and Shareholders of
 Ocean State Tax Exempt Fund

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Ocean State Tax Exempt Fund (the "Fund") (a portfolio of the VLC Trust), as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ocean State Tax Exempt Fund at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                       /s/ Ernst & Young LLP

Boston Massachusetts
December 12, 2001

Investment Adviser & Administrator
   Van Liew Capital Inc.
   One Regency Plaza, Suite One
   Providence, Rhode Island  02903

Distributor
   Van Liew Securities, Inc.                 OCEAN STATE TAX EXEMPT FUND
   One Regency Plaza, Suite One
   Providence, Rhode Island 02903           (The Portfolio of VLC Trust)

Custodian
   PFPC Trust Company
   Airport Business Center
   200 Stevens Drive, Suite 440
   Lester, Pennsylvania  19113

Transfer Agent
   PFPC, Inc.                                      Annual Report
   P.O. Box 8871                                  October 31, 2001
   Wilmington, Delaware 19899-8871

Independent Auditors
   Ernst & Young LLP
   200 Clarendon Street
   Boston, MA 02116-5072

Counsel
   Hinckley, Allen & Snyder LLP
   1500 Fleet Center
   Providence, Rhode Island 02903

Trustees
   Alfred B. Van Liew, Chairman
   Mary Ann Altrui
   Milton C. Bickford, Jr.                     Interest income exempt
   Meredith A. Curron                          from Federal and Rhode
   Michael E. Hogue                            Island income taxes
   Arthur H. Lathrop                           from quality municipal
   Alice M. Macintosh                          bonds.
   Lawrence B. Sadwin
   John H. St. Sauveur

Officers
   Alfred B. Van Liew, President
   Samuel H. Hallowell, Vice President
   Joseph J. Healy, Vice President
   Kevin M. Oates, Treasurer
   Margaret D. Farrell, Secretary